Aristotle Small Cap Equity Fund Class I: ARSBX
Summary Prospectus	May 3, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://aristotlefunds.com/forms/. You may also obtain this information at no cost by calling 888-661-6691 or by sending an e-mail request to aristotlefunds@umb.com.  The Fund's Prospectus and Statement of Additional Information, both dated May 1, 2016, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Aristotle Small Cap Equity Fund (the “Small Cap Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (Rule 12b-1) fees	None
Other expenses	18.50%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses[1]	19.39%
Fees waived and/or expenses reimbursed[2]	(18.20%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	1.19%

[1]	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[2]	The Small Cap Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Small Cap Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.15% of the Small Cap Fund’s average daily net assets. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Small Cap Fund’s Advisor is permitted to seek reimbursement from the Small Cap Fund, subject to certain limitations, of fees waived or payments made to the Small Cap Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$121	$3,589

Portfolio Turnover
The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Small Cap Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance.  For the period beginning October 30, 2015 (commencement date) through December 31, 2015, the Small Cap Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies.  Aristotle Capital Boston, LLC, the Small Cap Fund’s Advisor, considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than that of the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $6.4 billion during the 12-month period ended December 31, 2015).  The Russell 2000® Index is reconstituted annually.  Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Small Cap Fund invests may vary with market conditions.  Investments in companies that move above or below the capitalization range may continue to be held by the Small Cap Fund in the Advisor’s sole discretion.  The Small Cap Fund’s investments in equity securities may include common stocks, depository receipts, and exchange traded-funds (“ETFs”) that invest primarily in equity securities of small capitalization companies.  Depository receipts represent interests in foreign securities held on deposit by banks.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Small Cap Fund seeks to meet its investment objective by investing primarily in equity securities of U.S. issuers but may invest up to 5% of its total assets in American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

In pursuing the Small Cap Fund’s investment objective, the Advisor employs a fundamental, bottom-up research driven approach to identify companies for investment by the Small Cap Fund.  The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value.  The Advisor seeks to identify high quality businesses by focusing on companies with the following attributes: disciplined business plans; attractive business fundamentals; sound balance sheets; financial strength; experienced, motivated company management; reasonable competition; and/or a record of long-term value creation.

The Fund generally seeks favorable performance relative to its benchmark, the Russell 2000 Index. However, the Advisor is not constrained by the composition of the Russell 2000 Index in selecting investments for the Fund.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Small Cap Fund is set forth below.  Before you decide whether to invest in the Small Cap Fund, carefully consider these risk factors associated with investing in the Small Cap Fund, which may cause investors to lose money.  There can be no assurance that the Small Cap Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Small Cap Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Small Cap Fund invests.

Small-Cap Company Risk.  The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ETF Risk.  Investing in an ETF will provide the Small Cap Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Small Cap Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Value-Oriented Investment Strategies Risk.  Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Management and Strategy Risk.  The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Small Cap Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The Small Cap Fund commenced operations on October 30, 2015 and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Small Cap Fund has been in operation for one calendar year.

Investment Advisor
Aristotle Capital Boston, LLC (the “Advisor” or “Aristotle Boston”)

Portfolio Managers
David M. Adams, CFA, Principal and Portfolio Manager of Aristotle Boston, and Jack McPherson, CFA, Principal and Portfolio Manager of Aristotle Boston, have been jointly and primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio since its inception on October 30, 2015.

Purchase and Sale of Fund Shares
To purchase shares of the Small Cap Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Small Cap Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Fund and its related companies may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.